EXHIBIT 99.2

Expedia, Inc. Announces Pricing of Senior Notes Offering

BELLEVUE, Washington – May 28, 2015 – Today, Expedia, Inc. (“Expedia”) announced that it has agreed to sell €650 million aggregate principal amount of 2.500% senior notes due 2022 (the “Notes”). The Notes will be guaranteed by certain subsidiaries of Expedia, Inc. The offering of the Notes is expected to close on June 3, 2015. Expedia expects to use the net proceeds from the offering to fund a portion of the cash consideration payable in connection with its previously announced proposed acquisition of Orbitz Worldwide, Inc. and for other general corporate purposes.

BNP Paribas, Goldman, Sachs & Co, J.P. Morgan Securities plc, Merrill Lynch International, Mizuho International plc and RBC Europe Limited are the joint book-running managers of the offering, and HSBC Bank plc, Mitsubishi UFJ Securities International plc, SMBC Nikko Capital Markets Limited, Barclays Bank plc and U.S. Bancorp Investments, Inc. are the co-managers of the offering. The offering is being made pursuant to an effective shelf registration statement (File No. 333-197974), as amended, filed with the Securities and Exchange Commission (“SEC”). The offering will be made only by means of a prospectus supplement and the accompanying base prospectus, copies of which may be obtained by contacting: BNP Paribas, 10 Harewood Avenue, London, NW1 6AA, United Kingdom (fax: +44 20 7595 2555); Attention: Fixed Income Syndicate, Goldman, Sachs & Co., 200 West Street, New York, NY 10282; Attention: Registration Department or J.P. Morgan Securities plc, 25 Bank Street, Canary Wharf, London E14 5JP, United Kingdom (fax: +44 20 3493 0682; Email: Head_of_EMEA_DCMG@jpmorgan.com); Attention: Head of Debt Syndicate and Head of EMEA Debt Capital Markets Group. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is also available on the SEC’s website, www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Expedia, Inc.

Expedia, Inc. (NASDAQ: EXPE) is one of the world’s largest travel companies, with an extensive brand portfolio that includes leading online travel brands, such as:

•	Expedia.com®, a leading full service online travel agency with localized sites in 31 countries

•	Hotels.com®, the hotel specialist with localized sites in more than 60 countries

•	Hotwire®, a leading discount travel site that offers opaque deals in 12 countries throughout North America, Europe and Asia

•	Travelocity®, a pioneer in online travel and a leading online travel agency in the US and Canada

•	Egencia®, a leading corporate travel management company

•	Venere.com™, an online hotel reservation specialist in Europe

•	trivago®, a leading online hotel metasearch company with sites in 51 countries

•	Wotif Group, a leading operator of travel brands in the Asia-Pacific region, including Wotif.com®, lastminute.com.au®, travel.com.au, Asia Web Direct®, LateStays.com and GoDo.com.au

•	Expedia Local Expert®, a provider of online and in-market concierge services, activities, experiences and ground transportation in hundreds of destinations worldwide

•	Classic Vacations®, a top luxury travel specialist

•	Expedia® CruiseShipCenters®, a provider of exceptional value and expert advice for travelers booking cruises and vacations through its network of 180 franchise locations across North America

•	CarRentals.com™, the premier car rental booking company on the web.

Expedia delivers consumers value in leisure and business travel, drives incremental demand and direct bookings to travel suppliers, and provides advertisers the opportunity to reach a highly valuable audience of in-market consumers through Expedia® Media Solutions. Expedia also powers bookings for some of the world’s leading airlines and hotels, top consumer brands, high traffic websites, and thousands of active affiliates through Expedia® Affiliate Network.

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Forward-Looking Statements. This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” and “believes,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income/(loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia’s business. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; risks related to our dynamic industry; changes in search engine algorithms and dynamics or other traffic-generating arrangements; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; our failure to maintain and expand our brand awareness or increased costs to do so; our failure to invest in and adapt to technological developments or industry trends; risks related to our acquisitions, investments or significant commercial arrangements; risks relating to our operations in international markets, including China; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; application of existing tax laws, rules or regulations; amendment to existing tax laws, rules or regulations or enactment of new unfavorable tax laws, rules or regulations; adverse outcomes in legal proceedings to which we are a party; declines or disruptions in the travel industry; payments-related and fraud risks; fluctuations in foreign exchange rates; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary or desirable; system interruption, security breaches or lack of redundancy in our information systems; our failure to comply with governmental regulation and other legal obligations related to our processing, storage and use of personal information, payment card information and other consumer data; failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of Expedia; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform on financial obligations; risks related to our long-term indebtedness; our inability to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property or proprietary information from copying or use by others, including potential competitors; and other risks detailed in

Expedia’s public filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014 and subsequent Forms 10-Q. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Accordingly, you should not place undue reliance on those statements. Except as required by law, we undertake no obligation, and do not intend, to publicly update or revise any forward-looking statement or other statement in this press release, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized.

Trademarks and logos are the property of their respective owners. © 2015 Expedia, Inc. All rights reserved. CST: 2029030-50

Contacts:

Investor Relations

(425) 679-3759

ir@expedia.com

Communications

(425) 679-4317

press@expedia.com